                                                                     EXHIBIT 4.1


                                                                 SEE REVERSE FOR
                                                              CERTAIN DEFINITION


                           Z-TEL TECHNOLOGIES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                 COMMON STOCK

THIS IS TO CERTIFY that                                                CUSIP


is the owner of

          full-paid and non-assessable shares of Common Stock of the par value of One Cent ($.01) each of

                           Z-TEL TECHNOLOGIES, INC.

                             CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
        This Certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

        Dated

                                    [SEAL]
        /s/ Mark Johnson                             /s/ D. Gregory Smith
           SECRETARY                                       PRESIDENT

COUNTERSIGNED
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                    (NEW YORK, N.Y.)
BY                                                     TRANSFER AGENT

                                                 AUTHORIZED SIGNATURE



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  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT -         CUSTODIAN
TEN ENT - as tenants by the portfolios                         --------
JT TEN  - as joint tenants with right of     (Minor)            (Cust)
          survivorship and not as tenants               under Uniform Gifts
          in common                              to Minors Act
                                                               --------
                                                                (State)


  Additional abbreviations may also be used though not in the above list.

  For Value Received,                      hereby sell, assign and transfer
unto                 ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably CONSTITUTE and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
      ----------------------------------------

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                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                          WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVENT PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.